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                                                                  Exhibit 10.25

                           FIRSTWORLD COMMUNICATIONS, INC.

                                STOCK OPTION AGREEMENT

     Capitalized terms used herein but not otherwise defined herein, shall have the meanings assigned to such terms in that certain Employment Agreement, dated as of October 1, 1998, by and between the Company (as defined below) and Sheldon
S. Ohringer (the "EMPLOYMENT AGREEMENT").

1.   NOTICE OF STOCK OPTION GRANT

     (a)  NOTICE:

     Sheldon S. Ohringer
     c/o FirstWorld Communications
     9333 Genesee Avenue, Suite 200
     San Diego, CA  92121

     The undersigned optionee ("OPTIONEE") has been granted an option to purchase (the "STOCK OPTION") Series B Common Stock, par value $.0001 per share (the "COMMON STOCK"), of FirstWorld Communications, Inc. (the "COMPANY"), subject to the terms and conditions of this Stock Option Agreement, as follows.

     Date of Grant:                     10/1/98

     Vesting Commencement Date:         10/1/98

     Exercise Price per Share:          $6.00 (as adjusted pursuant to Section
                                        2(c) below)

     Total Number of Shares Granted:    2,805,000 (as adjusted pursuant to
                                        Section 2(c) below)

     Total Exercise Price:              $16,830,000 (as adjusted pursuant to
                                        Section 2(c) below)

     Type of Option:                    Nonstatutory Stock Option

     Term/Expiration Date:              9/30/05

     (b)  VESTING SCHEDULE:

     This Stock Option shall be exercisable, in whole or in part, according to the following vesting schedule:

          (i) with respect to one-third (1/3) of the Shares purchasable thereunder, on the Commencement Date (as defined in the Employment Agreement);

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          (ii)  with respect to one-third (1/3) of the Shares purchasable thereunder, on the first anniversary of the Commencement Date; and

          (iii) with respect to the remaining one-third (1/3) of the Shares purchasable thereunder, on the second anniversary of the Commencement Date;

PROVIDED, HOWEVER, that immediately prior to the effectiveness of a Change of Control (as defined below) of the Company, all of the Shares subject to the Stock Option shall immediately vest; and FURTHER PROVIDED, HOWEVER, if the Company has a market capitalization of at least $1.2 billion (as adjusted as described below) for a period of twenty (20) consecutive trading days at any time during a three year period beginning on October 1, 1998 and ending on September 30, 2001, then all of the Shares subject to the Stock Option shall immediately vest.

     For the purposes hereof, a "Change in Control" of the Company means the occurrence of one of the following events:

          (1) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any person (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) or group (as such term is defined in Section 13(d)(3) of the Exchange Act and Section 14(d)(2) of the Exchange Act);

          (2) the adoption of a plan relating to the liquidation or dissolution of the Company; or

          (3) any person (as defined above) or group (as defined above) other than the Permitted Holders (as defined below) is or becomes the Beneficial Owner (as defined below), directly or indirectly, of 50% or more of the total voting stock or total common equity of the Company, including by way of merger, consolidation or otherwise.

     For the purposes hereof, the term "Permitted Holders" means (a) Donald L. Sturm, Colorado Spectra 1, LLC, a Colorado limited liability company ("SPECTRA 1"), Colorado Spectra 2, LLC, a Colorado limited liability company ("SPECTRA 2"), Colorado Spectra 3, LLC, a Colorado limited liability company ("SPECTRA 3"), Enron Capital & Trade Resources Corp., a Delaware corporation ("ENRON"), and any other person which any of the foregoing entities directly or indirectly controls, or is under common control with, or is controlled by (other than the Company and its subsidiaries) and (b) any child, stepchild, spouse, sibling, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships) of Donald L. Sturm (or any entity all of the beneficial ownership interests of which are owned by such a relative) to whom membership interests in Spectra 1, Spectra 2 or Spectra 3 are distributed to upon the death of Donald L. Sturm. The term "Beneficial Owner" means a beneficial owner as defined in Rules 13d-3 and 13d-5 under the Exchange Act (or any successor rules), including (but not limited to) the provisions of such rules that a person shall be deemed to have beneficial ownership of all securities that such person has a right to acquire within 60 days; PROVIDED that a person will not be deemed a beneficial owner of, or to own beneficially, any securities if such beneficial ownership
(1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent

                                       2

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solicitation made pursuant to, and in accordance with, the Exchange Act and
(2) is not also then reportable on Schedule 13D or Schedule 13G (or any successor schedule) under the Exchange Act. The term "controls," as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or voting interests or otherwise.

     For the purposes hereof, market capitalization of $1.2 billion assumes 60,000,000 fully diluted shares of Common Stock (regardless of whether 60,000,000 shares of Common Stock are actually trading as of any period of determination) and a market price of $20.00 per share (subject to adjustment as described in the following sentence). If the number of fully diluted shares of Common Stock is greater than or less than 60,000,000 shares of Common Stock, the target market capitalization shall be proportionately adjusted; PROVIDED THAT the $20.00 per share market price would not be so adjusted, except to the extent required to appropriately reflect any subdivision (by any stock split, stock dividend, recapitalization or otherwise), combination (by reverse stock split or otherwise) or other adjustment in the number of outstanding shares of the Company as determined on a fully diluted basis made without the receipt of consideration to the Company after October 1, 1998.

     (c)  TERMINATION PERIOD:

     Optionee acknowledges that he (or his estate) will have ninety (90) days from the Date of Termination (as defined in the Employment Agreement) to exercise all Shares of Common Stock vested under the Stock Option as of the Date of Termination. In no event may Optionee exercise this Option after the "Term/Expiration Date" set forth in Section 1(a) above.

2.   AGREEMENT

          (a) GRANT OF OPTION. The Board of Directors of the Company (the "BOARD") hereby grants to the Optionee the Stock Option to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "EXERCISE PRICE"), and subject to the terms and conditions hereof.

          This Stock Option is not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; therefore, this Stock Option shall be treated as a Nonstatutory Stock Option ("NSO").

          (b)  EXERCISE OF OPTION.

               (1) RIGHT TO EXERCISE. This Stock Option is exercisable during its term in accordance with the vesting schedule set out in the Notice of Grant and the applicable provisions of this Stock Option Agreement.

               (2) METHOD OF EXERCISE. This Stock Option is exercisable by delivery of an exercise notice, in the form attached as EXHIBIT A (the "EXERCISE NOTICE"), which shall state the election to exercise the Stock Option, the number of Shares with respect to which the Stock Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise

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          Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares being exercised thereby. This Stock Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of a Stock Option unless such issuance and such exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Stock Option is exercised with respect to such Shares.

          (c) ADJUSTMENT TO EXERCISE PRICE AND NUMBER OF SHARES. In order to prevent dilution of the rights granted to Optionee under the Stock Option, the number of shares of Common Stock subject to the Stock Option and the Exercise Price of such Common Stock shall be subject to adjustment from time to time as provided in this Section 2(c).

               (1)  SUBDIVISION OR COMBINATION OF STOCK.

                    (A) If at any time or from time to time after the Commencement Date the Company shall subdivide (by stock split, stock dividend or otherwise) its outstanding shares of common stock, the Exercise Price in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of common stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of common stock, the Exercise Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                    (B) Upon each adjustment of the Exercise Price as provided in Section 2(c)(1)(A), Optionee thereafter shall be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

               (2)  OTHER DISTRIBUTIONS.

                    (A) In case the Company shall after the Commencement Date distribute to the holders of its common stock evidences of its indebtedness or assets (excluding regular cash dividends or distributions and dividends or distributions referred to in
               Section 2(c)(1) above) in connection with a split-up, spin-off or otherwise, then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in

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               effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of common stock outstanding multiplied by the Fair Market Value (as defined in Section 2(c)(5) below) per share of common stock prior to such distribution, less the fair market value (as determined by the Board) of said assets or evidences of indebtedness so distributed, and the denominator of which shall be the total number of shares of common stock outstanding multiplied by the Fair Market Value per share of common stock prior to the distribution. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

                    (B) Upon each adjustment of the Exercise Price as provided in Section 2(c)(2)(A), Optionee thereafter shall be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

               (3) No adjustment in the Exercise Price and/or the number of shares subject to the Stock Option shall be made if such adjustment would result in a change in (i) the Exercise Price of less than one cent ($0.01) per share or (ii) the number of shares represented by the Stock Option of less than one share (the "ADJUSTMENT THRESHOLD AMOUNT"). Any adjustment not made because the Adjustment Threshold Amount is not satisfied shall be carried forward and made, together with any subsequent adjustments, at the earlier of such time as (a) the aggregate amount of all such adjustments is at least equal to the Adjustment Threshold Amount or (b) the shares of Common Stock subject to the Stock Option are acquired.

               (4) Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 2(c), the Company promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to Optionee a certificate setting forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

               (5) "Fair Market Value" of a share of common stock as of a given date shall be: (i) the average closing sale price of a share of common stock on the principal exchange on which the common stock is then trading, if any, over the last ten trading days prior to such date, or, if shares were not traded during such period, over the next preceding ten trading day period during which a sale occurred; (ii) if the common stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the average closing sale price over the last ten trading days (if the common stock is then quoted on the Nasdaq National Market or the Nasdaq SmallCap

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          Market) or (2) the mean between the closing representative bid and asked prices (in all other cases) for a share of the common stock over the last ten trading days prior to such date, or, if shares were not traded during such period, then over the next preceding ten trading day period during which a sale occurred, as reported by Nasdaq or such successor quotation system; (iii) if the common stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of common stock over the last ten trading days prior to such date, or, if shares were not traded during such period, then over the next preceding ten trading day period during which a sale occurred, as determined in good faith by the Board; or (iv) if the common stock is not publicly traded, the fair market value of a share of common stock established by the Board acting in good faith.

               (6) Prior to the consummation of any recapitalization, reorganization, reclassification, consolidation, merger or other transaction which is effected in such a way that holders of common stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for such securities (each an "ORGANIC CHANGE"), the Company shall make appropriate provision to ensure that Optionee shall have the right to acquire and receive upon Optionee's acquisition of the shares of Common Stock subject to the Stock Option subsequent to such consummation, in lieu of or in addition to (as the case may be) the shares of Common Stock subject to the Stock Option, such shares of stock, securities or assets as Optionee would be entitled to receive if the shares of Common Stock subject to the Stock Option had been acquired immediately prior to such Organic Change. In any such case, the Company shall make appropriate provision with respect to Optionee's rights and interests to insure that the provisions of this
          Section 2(c) shall thereafter be applicable to the Stock Option. The Company shall not effect any such Organic Change unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Organic Change (including a purchaser of all or substantially all of the Company's assets) assumes by written instrument the obligation to deliver to Optionee such shares of stock, securities or assets as, in accordance with the foregoing provisions, Optionee may be entitled to acquire upon acquisition of the shares of Common Stock subject to the Stock Option.

          (d) LOCK-UP PERIOD. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "MANAGING UNDERWRITER") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "MARKET STANDOFF PERIOD") following the effective date of the registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

          (e) METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

               (1)  cash or check;

               (2) consideration received by the Company under a formal cashless exercise program adopted by the Company; or

               (3) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender and (ii) have a Fair Market Value (as defined in Section 2(c)(5) above) on the date of surrender equal to the aggregate Exercise Price of the Shares being exercised thereby.

          (f)  RESTRICTIONS ON EXERCISE.

               (1) This Stock Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law (as defined below).

               For the purposes hereof, "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Internal Revenue Code of 1986, as amended, and any stock exchange or quotation system on which the Common Stock is listed or quoted.

               (2) Upon any exercise of the Stock Option, Optionee agrees that he will hold at least 40% of the shares acquired pursuant to such Stock Option exercise for at least one year from the date of such Stock Option exercise; PROVIDED, HOWEVER, that the foregoing requirement will not apply from and after (i) a Change in Control (as defined above) of the Company or (ii) a merger, consolidation or other transaction in which the Company is not the surviving entity and in which all of the Company's stockholders receive cash or other consideration for their shares as a result of such merger, consolidation or other transaction. In addition, in connection with a merger, consolidation or other transaction in which the Company is not the surviving entity and in which all of the Company's stockholders receive stock for their shares as a result of such merger, consolidation or other transaction, the period during which Optionee held the restricted shares of the Company will be added to the time Optionee holds the shares acquired in connection with such merger, consolidation or other transaction for purposes of determining the one year holding period for the restricted shares.

               In connection with all Stock Option exercises, certificates representing an aggregate of 40% of the shares acquired pursuant to such exercise shall be endorsed conspicuously as follows:

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               "BY THE TERMS OF AN EMPLOYMENT AGREEMENT, CERTAIN RESTRICTIONS
          HAVE BEEN PLACED ON THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE. THE CORPORATION WILL FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

               In addition, the Company will be entitled to issue "stop-transfer" orders to its transfer agent (the "TRANSFER AGENT") with respect to the Common Stock that bears the endorsement set forth above. At the conclusion of each applicable one-year period, the Company will cause the Transfer Agent to remove the above legend from the shares bearing such legend and which were restricted from transfer during the prior one-year period pursuant to this Section 2(f)(2).

          (g) NON-TRANSFERABILITY OF OPTION. This Stock Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Stock Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

          (h) TERM OF OPTION. This Stock Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Stock Option.

          (i) TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Stock Option of some of the federal tax consequences of exercise of this Stock Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS STOCK OPTION OR DISPOSING OF THE SHARES.

               (1) EXERCISE OF NONSTATUTORY STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee or a former employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (2) DISPOSITION OF SHARES. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

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          (j)  ENTIRE AGREEMENT; GOVERNING LAW.  The Employment Agreement and
     this Stock Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

          (k) NO GUARANTEE OF CONTINUED EMPLOYMENT. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS NOT EARNED THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS STOCK OPTION OR ACQUIRING SHARES HEREUNDER. OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OF THE COMPANY.

     Optionee has reviewed this Stock Option in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Stock Option Agreement and fully understands all provisions of the Stock Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Stock Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                    FIRSTWORLD COMMUNICATIONS, INC.,
                                             a Delaware corporation

/s/ Sheldon S. Ohringer                      /s/ David Gandini
----------------------------------           -----------------------------------
SHELDON S. OHRINGER                          Name: David Gandini
                                             Title: Executive Vice President


----------------------------------

----------------------------------

----------------------------------
Residence Address

Date:   October 1, 1998

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                                      EXHIBIT A

                                   EXERCISE NOTICE

FirstWorld Communications
9333 Genesee Avenue, Suite 200
San Diego, California  92121

Attention:  Chief Financial Officer

1) EXERCISE OF OPTION. Effective as of today, ____________ ___, _____, the undersigned ("OPTIONEE") hereby elects to exercise Optionee's option to purchase (the "OPTION") ___________ shares of the Series B Common Stock, par value $.0001 per share (the "SHARES"), of FirstWorld Communications, Inc., a Delaware corporation (the "COMPANY"), under and pursuant to the Stock Option Agreement dated October 1, 1998 (the "OPTION AGREEMENT").

2) DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3) REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

4) RIGHTS AS STOCKHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares acquired hereby, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised.

5) COMPANY'S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

     a) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "OFFERED PRICE"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

     b) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

     c) PURCHASE PRICE. The purchase price ("PURCHASE PRICE") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company (the "BOARD") in good faith.

     d) PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

     e) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, PROVIDED that such sale or other transfer is consummated within 60 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

     f) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

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

     g) TERMINATION OF RIGHT OF FIRST REFUSAL. The Company's Right of First Refusal shall terminate immediately as to all Shares upon the occurrence of the first to occur of the following events:

          i) The acquisition of the Company by another entity by means of the merger or consolidation of the Company with or into another corporation in which the stockholders of the Company own less than 50% of the voting securities of the surviving entity;

          ii) The sale of all or substantially all of the assets of the Company; or

          iii) The date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

6) TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7)   RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

     a) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

     b) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or
          (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

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

8) SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9) INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Board (or a committee thereof) which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board (or a committee thereof) shall be final and binding on all parties.

10) GOVERNING LAW. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

11) ENTIRE AGREEMENT. The Employment Agreement and the Option Agreement are incorporated herein by reference. This Agreement, the Employment Agreement and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.


Submitted by:                                Accepted by:

OPTIONEE:                                    FIRSTWORLD COMMUNICATIONS, INC.
                                             a Delaware corporation


SHELDON S. OHRINGER
                                             -----------------------------------
----------------------------------           Name:
Signature                                         ------------------------------
                                             Title:
                                                   -----------------------------
                                             Address:
Address:
                                             9333 Genesee Avenue, Suite 200
----------------------------------           San Diego, California  92121

----------------------------------

                                             -----------------------------------
                                             Date Received




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